Exhibit 32
Chief Executive Officer and Principal Financial Officer Certification

                            CERTIFICATION PURSUANT TO
                             18U.S.C.,SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Each of the undersigned hereby certifies,  in accordance with 18 U.S.C.
Section 1350 (as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002), in his capacity as an officer of Ecoloclean Industries, Inc., (the "Company"), that, to his knowledge, the Annual Report on Form 10-KSB of the Company for the period ended December 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: April 20, 2005.

                                                          /s/ Royis Ward
                                                         -----------------------
                                                         Chief Executive Officer
                                                         Royis Ward


Dated: April 20, 2005.

                                                          /s/ Michael Ward
                                                         -----------------------
                                                         Chief Financial Officer
                                                         Michael Ward